Filed Pursuant to Rule 497(k)
Registration No. 333-197427; 811-22980

Angel Oak Income ETF
Angel Oak Mortgage-Backed Securities ETF
Angel Oak High Yield Opportunities ETF

(each, a “Fund”)
each, a series of Angel Oak Funds Trust (the “Trust”)

October 19, 2026

Supplement to each Fund’s Summary Prospectus, Prospectus and
Statement of Additional Information (“SAI”) dated May 31, 2026

This Supplement provides updated information beyond that contained in each Fund’s Summary Prospectus, Prospectus and SAI and should be read in conjunction with the respective Summary Prospectus, Prospectus and SAI.

The Board of Trustees (the “Board”) of the Trust has approved a reverse stock split of the issued and outstanding shares (the “Reverse Stock Split”) of each Fund. The table below provides the ratio for the Reverse Stock Split for the issued and outstanding shares of each Fund and an example of the result of the Reverse Stock Split for each Fund for illustrative purposes:

Fund	Reverse Stock Split Ratio	Number of Shares Prior to Reverse Stock Split	Number of Shares After Reverse Stock Split
Angel Oak Income ETF	One share for every three shares currently owned	30	10
Angel Oak Mortgage-Backed Securities ETF	One share for every seven shares currently owned	70	10
Angel Oak High Yield Opportunities ETF	One share for every five shares currently owned	50	10

The Reverse Stock Split will be completed after the close of business on or about November 13, 2026 (“Effective Date”). Shares of the ETFs will begin trading on a split-adjusted basis on November 16, 2026.

The reverse splits will increase each fund’s net asset value (“NAV”) per share while proportionately reducing the number of shares outstanding. For example, in a one-for-three reverse split, shareholders will receive one post-split share for every three pre-split shares held. The post-split share will have a NAV equal to three times the pre-split NAV, resulting in no change to the overall value of a shareholder’s investment. The total dollar value of an investment in a Fund will be unchanged and each shareholder will continue to own the same percentage (by value) of the same Fund immediately following the Reverse Stock Split as the shareholder did immediately prior to the Reverse Stock Split.

The Reverse Stock Split will not be a taxable event (except in the event of the creation of fractional shares) and it will not have an impact on a Fund’s holdings or performance. For shareholders whose holdings are not evenly divisible by the applicable reverse split ratio, any resulting fractional shares will be redeemed for cash and distributed through the shareholder’s broker of record. Such redemption may be a taxable event and could result in the recognition of a gain or loss.

A shareholder’s next account statement after the Reverse Stock Split is completed will reflect the Reverse Stock Split.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.

2